                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
September 28, 2006, among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-5 Trust
("Assignee"), CitiMortgage, Inc., a New York corporation ("CitiMortgage"), as master servicer of the Banc of America Funding 2006-5 Trust, and Washington
Mutual Bank (formerly known as Washington Mutual Bank, FA), a federally chartered savings bank ("WMB");

      WHEREAS, pursuant to (i) that certain Mortgage Loan Purchase and Sale
Agreement (Amended and Restated), dated as of July 1, 2003, by and among WMB fsb, WMB and Assignor (as successor in interest to Banc of America Mortgage
Capital Corporation), as purchaser (as amended by (a) that certain Master
Assignment, Assumption and Recognition Agreement (the "MAAR") dated as of July
1, 2004, by and among Banc of America Mortgage Capital Corporation, the Assignor
and WMB and (b) that certain Regulation AB Amendment to the Mortgage Loan
Purchase and Sale Agreement, dated as of January 1, 2006, by and among
Washington Mutual Bank fsb, WMB and Assignor) (the "Purchase Agreement"), (ii)
the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between the Assignor and WMB, as servicer (the "Servicer") (as amended by (a)
the MAAR and (b) that certain Regulation AB Amendment to the Servicing
Agreement, dated as of January 1, 2006, by and between WMB and Assignor) (the
"Servicing Agreement"), (iii) that certain Term Sheet, dated as of May 24, 2006, by and between the Assignor and WMB (the "May Term Sheet"), (iv) that certain
Term Sheet, dated as of June 21, 2006, by and between the Assignor and WMB (the
"June Term Sheet"), and (v) that certain Term Sheet, dated as of August 24,
2006, by and between the Assignor and WMB (the "August Term Sheet" and together with the Purchase Agreement, the Servicing Agreement, the May Term Sheet and the
June Term Sheet, the "Underlying Agreements"), each of which is attached in
Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein)
from WMB on a servicing-retained basis and WMB currently services the Mortgage
Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, CitiMortgage, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and the Assignee, pursuant to which the Master
Servicer will supervise, monitor and oversee the servicing of the Mortgage
Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under (a) the mortgage loans delivered under the Underlying Agreements by WMB to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans") and (b) all rights and obligations under the Underlying Agreements to the extent related to the Mortgage Loans.

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase Agreement and the Servicing Agreement other than the Mortgage
Loans.

      The Assignee assumes all of the interests and rights of the Assignor under the Underlying Agreements solely with respect to the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC,
WMB and the Assignee that, as of the date hereof:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of the interests, rights and obligations under the Underlying Agreements as they relate to the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to WMB with respect to the Underlying Agreements or the Mortgage Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the
            Purchase Agreement, the Servicing Agreement or the Mortgage Loans;
            and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or

                                        2

            taken any other action which would constitute a distribution of the
            Mortgage Loans under the Securities Act of 1933, as amended (the
            "Securities Act"), or which would render the disposition of the
            Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, WMB shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records and (ii) recognize the Assignee as the owner of the Mortgage Loans. WMB acknowledges that the
Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Servicing Agreement. The Master
Servicer shall be authorized to enforce directly against the Servicer any of the obligations of the Servicer to the Assignor or its assignees provided for in the
Servicing Agreement, other than the indemnification obligations of the Servicer to the Assignor only.

      4.    The Servicer hereby agrees to service the Mortgage Loans in accordance with the terms of the Servicing Agreement, as modified by Section 8 herein, for the benefit of the Assignee. All remittances by the Servicer shall be made to the account or accounts designated by the Master Servicer to the
Servicer in writing from time to time. Wire remittances shall be sent to:

            Bank Name:         CitiBank (West)
            Bank City/State:   Glendale, CA
            ABA Number:        321171184
            Account Name:      CMI MSD Clearing
            Account Number:    #070-4913896

      5.    WMB hereby represents and warrants severally and not jointly to each of the other parties hereto (i) that the representations and warranties of WMB in Section 3.2 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that WMB has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage
Loans.

      6.    In accordance with Section 2.1 of the Purchase Agreement, the
Assignor hereby instructs WMB, and WMB hereby agrees as the custodian, to release from its custody and deliver the Collateral File (as defined in the
Purchase Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 9 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Purchase Agreement).

      7.    WMB, BAFC and the Assignee hereby agree to the following
modifications to the Purchase Agreement with respect to the Mortgage Loans:

            Section 3.1. Section 3.1(aa) is hereby modified by replacing the second sentence therein with the following:

                                        3

            "If such Mortgage Loan had at the time of origination a
            Loan-to-Value Ratio in excess of 80%, the excess over 80% is and will be insured as to payment defaults by a Primary Mortgage
            Insurance Policy."

      8.    The Servicer hereby agrees to the following modifications to the
Servicing Agreement with respect to the Mortgage Loans:

      a.    Article 1. The first sentence in the definition of "Monthly
            Remittance Date" is hereby replaced in its entirety with the following:

            "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month."

      b.    Section 3.2. Section 3.2(a) is modified by adding the following as the second paragraph of such section:

            "The Servicer shall provide to the Owner or any master servicer (the
            "Master Servicer") (i) the information set forth in Exhibit A,
            Exhibit B and Exhibit C and (ii) any other information the Master
            Servicer reasonably requires (provided, that, the Servicer shall have no obligation to provide to the Master Servicer any information pursuant to this clause (ii) which is unduly burdensome or costly for the Servicer to provide to the Master Servicer), in each case in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between the Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by the Servicer no later than the fifth (5th) business day of each month, or if such day is not a business day, the next business day, commencing on October 6, 2006 to enable the Master Servicer to provide such information to the securities administrator."

            The exhibits referenced in this Section 8(b) are attached to this
            Agreement on Exhibit B hereto.

      c.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

      d.    For purposes of clarification, WAMU shall have no right to substitute for a Mortgage Loan in case of a material breach of a representation or warranty and shall be required to repurchase such
            Mortgage Loan as provided in Section 3.3(b) of the Purchase
            Agreement.

      9.    The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Underlying Agreements is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-5

                                        4

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

      The Master Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

            CitiMortgage, Inc.
            4000 Regent Blvd., 3rd Floor
            Irving, Texas 75063
            Attention: Master Servicing Division

      WMB's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Washington Mutual Bank
            1301 Second Avenue
            WMT1706
            Seattle, Washington 98101
            Attention: General Counsel

      The Servicer's address for purposes of all notices and correspondence related to its role as Servicer of the Mortgage Loans is:

            Washington Mutual Bank
            11200 West Parkland Avenue
            Milwaukee, Wisconsin 53224
            Attention: Investor Reporting

      10.   WMB hereby acknowledges that CitiMortgage, Inc. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of WMB, as they relate to the Mortgage Loans, under the Underlying Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor
(but not the obligations) under the Underlying Agreements to monitor and enforce the obligations of WMB thereunder, the right to terminate WMB under the
Underlying Agreements upon the occurrence of an

                                        5

event of default thereunder, the right to receive all remittances required to be made by WMB under the Underlying Agreements, the right to receive all monthly reports and other data required to be delivered by WMB under the Underlying
Agreements, the right to examine the books and records of WMB, the right to enforce the Owner's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by WMB.

            Notwithstanding anything to the contrary herein, the Master Servicer hereby acknowledges and agrees that the Master Servicer's authority to enforce the obligations of WMB under the Servicing Agreement is solely in a representative capacity and that in no event shall the Master Servicer be entitled to receive indemnification rights from WMB, except as provided in
Section 8.9(b) of the Servicing Agreement. Notwithstanding anything to the contrary herein, nothing shall limit the indemnification rights granted to the
Assignor under the Servicing Agreement or to the Trustee as Assignee under this
Agreement.

      11.   Capitalized terms used by not defined herein shall have the meanings assigned to them in the Underlying Agreements.

      12.   This Agreement shall be construed in accordance with the laws of the
State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      13.   No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      14.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee,
WMB or BAFC may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, WMB or BAFC, respectively, hereunder.

      15.   This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Underlying Agreements to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Underlying
Agreements.

      16.   This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

                               [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                       Bank of America, National Association, as
                                       Assignor

                                       By:    /s/ Bruce W. Good
                                          --------------------------------
                                       Name:  Bruce W. Good
                                       Title: Principal

                                       U.S. Bank National Association,
                                       as Assignee

                                       By:    /s/ Melissa A. Rosal
                                          --------------------------------
                                       Name:  Melissa A. Rosal
                                       Title: Vice President

                                       Banc of America Funding Corporation

                                       By:    /s/ Scott Evans
                                          --------------------------------
                                       Name:  Scott Evans
                                       Title: Senior Vice President

                                       Washington Mutual Bank

                                       By:    /s/ Barbara Loper
                                          --------------------------------
                                       Name:  Barbara Loper
                                       Title: Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-5]

Acknowledged and Agreed
as of the date first above written:

CitiMortgage, Inc., as master servicer

By:    /s/ Tommy Harris
   ------------------------------
Name:  Tommy Harris
Title: Senior Vice President

       [Assignment, Assumption and Recognition Agreement for BAFC 2006-5]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

             [Please see Exhibit D to Exhibit 4.1 of this Form 8-K]

                                    EXHIBIT B

                                    EXHIBIT A

                      REALIZED LOSS CALCULATION INFORMATION

CITIMORTGAGE, INC.
Form 332

--------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the
Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the
Master Servicer no later than the date on which statements are due to the Master
Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such
Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the
30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.      The actual Unpaid Principal Balance of the Mortgage Loan.

2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.    Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the
        Mortgage Loan as calculated on a monthly basis.

10.     The total of lines 1 through 9.

Credits

11-17.  Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy
        Deficiency, the difference between the Unpaid Principal Balance of the
        Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance
        as reduced by the Bankruptcy Deficiency should be input on line 16.

18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.     The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                               CITIMORTGAGE, INC.
                          CALCULATION OF REALIZED LOSS

--------------------------------------------------------------------------------

             CITIMORTGAGE, INC. Trust: ___________________________
Prepared by:  __________________            Date:  _______________
Phone:  ________________________

      --------------------    -------------------    --------------------
      Servicer Loan No.       Servicer Name          Servicer Address

      --------------------    -------------------    --------------------

CITIMORTGAGE, INC.
Loan No._____________________________
Borrower's Name:_____________________________________________________________
Property
Address:_____________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

      Actual Unpaid Principal Balance of Mortgage Loan     $ ________________(1)
      Interest accrued at Net Rate                          _________________(2)
      Attorney's Fees                                       _________________(3)
      Taxes                                                 _________________(4)
      Property Maintenance                                  _________________(5)
      MI/Hazard Insurance Premiums                          _________________(6)
      Hazard Loss Expenses                                  _________________(7)
      Accrued Servicing Fees                                _________________(8)
      Other (itemize)                                       _________________(9)
      _________________________________________            $ ___________________
      _________________________________________            _____________________
      _________________________________________            _____________________
      _________________________________________            _____________________

TOTAL EXPENSES                                             $ _______________(10)
CREDITS:
      Escrow Balance                                       $ _______________(11)
      HIP Refund                                           _________________(12)
      Rental Receipts                                      _________________(13)
      Hazard Loss Proceeds                                 _________________(14)
      Primary Mortgage Insurance Proceeds                  _________________(15)
      Proceeds from Sale of Acquired Property              _________________(16)
      Other (itemize)                                      _________________(17)
      _________________________________________            _____________________
      _________________________________________            _____________________

          TOTAL CREDITS                                    $________________(18)
TOTAL  REALIZED LOSS (OR Amount OF GAIN)                   $________________(19)

                                    EXHIBIT B

                       FORM OF SERVICER INFORMATION - WMB

            The following information will be e-mailed to the Master Servicer by
WMB:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master
Servicer by WMB:

DELINQUENCIES:
            1-30
            31-60
            61-90
            91 +

      Foreclosures
      REO Properties

                                    EXHIBIT C

STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               MAX
COLUMN NAME                  DESCRIPTION                                           DECIMAL   FORMAT COMMENT                    SIZE
-----------------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR             A value assigned by the Servicer to define a group              Text up to 10 digits                20
                             of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan by the                Text up to 10 digits                10
                             investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the Servicer.             Text up to 10 digits                10
                             This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the file.  It is               Maximum length of 30 (Last,         30
                             not separated by first and last name.                           First)
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled interest       2      No commas(,) or dollar signs ($)    11
                             payment that a borrower is expected to pay, P&I
                             constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the Servicer.      4      Max length of 6                      6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the service fee        4      Max length of 6                      6
                             rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as reported by        4      Max length of 6                      6
                             the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as reported by      2      No commas(,) or dollar signs ($)    11
                             the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported by the           2      No commas(,) or dollar signs ($)    11
                             Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the Servicer.           4      Max length of 6                      6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to calculate a           4      Max length of 6                      6
                             forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance at the           2      No commas(,) or dollar signs ($)    11
                             beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance at the end       2      No commas(,) or dollar signs ($)    11
                             of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle that the                MM/DD/YYYY                          10
                             borrower's next payment is due to the Servicer, as
                             reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be applied.              2      No commas(,) or dollar signs ($)    11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the first                  MM/DD/YYYY                          10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first curtailment        2      No commas(,) or dollar signs ($)    11
                             amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be applied.             2      No commas(,) or dollar signs ($)    11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the second                 MM/DD/YYYY                          10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second curtailment       2      No commas(,) or dollar signs ($)    11
                             amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

SERV_CURT_AMT_3              The third curtailment amount to be applied.              2      No commas(,) or dollar signs ($)    11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the third                  MM/DD/YYYY                          10
                             curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third curtailment        2      No commas(,) or dollar signs ($)    11
                             amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                      The loan "paid in full" amount as reported by the        2      No commas(,) or dollar signs ($)    11
                             Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the Servicer.              MM/DD/YYYY                          10
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Action Code Key:                     2
                                                                                             15=Bankruptcy,
                                                                                             30=Foreclosure, , 60=PIF,
ACTION_CODE                  The standard FNMA numeric code used to indicate the             63=Substitution,
                             default/delinquent status of a particular loan.                 65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as reported by     2      No commas(,) or dollar signs ($)    11
                             the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount, if             2      No commas(,) or dollar signs ($)    11
                             applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if applicable.          2      No commas(,) or dollar signs ($)    11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a loss, if         2      No commas(,) or dollar signs ($)    11
                             applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal amount due at        2      No commas(,) or dollar signs ($)    11
                             the beginning of the cycle date to be passed through
                             to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to investors at      2      No commas(,) or dollar signs ($)    11
                             the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as reported by the        2      No commas(,) or dollar signs ($)    11
                             Servicer for the current cycle -- only applicable
                             for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less the service     2      No commas(,) or dollar signs ($)    11
                             fee amount for the current cycle as reported by the
                             Servicer -- only applicable for Scheduled/Scheduled
                             Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by the             2      No commas(,) or dollar signs ($)    11
                             Servicer for the current reporting cycle -- only
                             applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the service        2      No commas(,) or dollar signs ($)    11
                             fee amount for the current reporting cycle as
                             reported by the Servicer -- only applicable for
                             Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a borrower prepays      2      No commas(,) or dollar signs ($)    11
                             on his loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the loan waived by     2      No commas(,) or dollar signs ($)    11
                             the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the Modification for              MM/DD/YYYY                          10
                             the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                                          Varchar - value can be alpha        30
                                                                                             or numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and interest           2      No commas(,) or dollar signs ($)    11
                             advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX I

                              Underlying Agreements

           [Please see Exhibits 10.5(A) through (E) of this Form 8-K]